Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement of Groupe Danone on Form S-8 (No 333–100334) of our report dated March 17, 2005, relating to the Consolidated Financial Statements which appear in Groupe Danone’s Annual Report on Form 20-F for the year ended December 31, 2004.

PricewaterhouseCoopers Audit

Paris, France

April 15, 2005